UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26634	13-2507777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chestnut Ridge Road Chestnut Ridge, New York	10977
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 425-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of LeCroy Corporation (the “Company”) was held on August 2, 2012 (the “Special Meeting”). The Company’s stockholders voted on the following three proposals (described in detail in the Company’s definitive proxy statement filed by the Company with the Securities and Exchange Commission on July 5, 2012 and first mailed to the Company’s stockholders on or about July 5, 2012) at the Special Meeting and cast their votes as follows:

Proposal No. 1	The proposal to adopt the Agreement and Plan of Merger, dated as of May 28, 2012 (the “Merger Agreement”), by and among Teledyne Technologies Incorporated (“Teledyne”), Luna Merger Sub, Inc., a wholly-owned subsidiary of Teledyne, and the Company was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
14,498,318	12,686	17,887	0

Proposal No. 2	The non-binding advisory vote to approve the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
10,099,346	2,431,618	1,997,927	0

Proposal No. 3	The proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the Merger Agreement was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
13,587,294	914,692	26,905	0

Adjournment of the Special Meeting to a later time or date was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the adoption of the Merger Agreement.

As of the close of business on July 3, 2012, the record date, the Company had 17,107,181 shares of common stock, at $0.01 par value, outstanding and entitled to vote at the Special Meeting. Proxies representing 14,528,891 shares or approximately 85% of the eligible voting shares were tabulated.

Item 8.01 Other Events.

On August 2, 2012, the Company issued a press release announcing the results of the stockholder vote at the Special Meeting. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated as of August 2, 2012, of LeCroy Corporation announcing the results of the stockholder vote at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECROY CORPORATION, a Delaware corporation

Date: August 2, 2012	By:	/s/ Sean B. O’Connor
Sean B. O’Connor Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated as of August 2, 2012, of LeCroy Corporation announcing the results of the stockholder vote at the Special Meeting.